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BioScrip, Inc. February 5, 2010 Critical Homecare Solutions, Inc. Employee Presentation NASDAQ: BIOS 1

Safe Harbor Safe Harbor Statement This presentation includes forward-looking statements regarding the proposed acquisition and related transactions that are not historical or current facts and deal with potential future circumstances and developments, in particular information regarding growth opportunities, expected synergies from the acquisition, and whether and when the transactions contemplated by the merger agreement will be consummated. Forward-looking statements are qualified by the inherent risk and uncertainties surrounding future expectations generally and may materially differ from actual future experience. Risks and uncertainties that could affect forward-looking statements include: the failure to realize synergies as a result of operational efficiencies, purchasing volume discounts, cross-selling of services, streamlined distribution and general and administrative reductions in the timeframe expected or at all; unexpected costs or liabilities; the result of the review of the proposed transaction by certain regulatory agencies, and any conditions imposed in connection with the consummation of the transaction; approval of issuance of BioScrip’s stock in connection with the transaction by the stockholders of BioScrip and satisfaction of various other conditions to the closing of the transaction contemplated by the merger agreement; and the risks that are described from time to time in BioScrip’s reports filed with the Securities and Exchange Commission (SEC), including BioScrip’s annual report on Form 10-K for the year ended December 31, 2008 and quarterly report on Form 10-Q for the quarter ended September 30, 2009, as amended. This presentation speaks only as of its date, and BioScrip disclaims any duty to update the information herein. Additional Information and Where to Find it BioScrip, Inc. intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement regarding the issuance of stock in connection with the proposed transaction. The proxy statement will be mailed to the stockholders of BioScrip. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIOSCRIP AND THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by BioScrip with the SEC may be obtained free of charge by contacting BioScrip, Inc., Investor Relations, 100 Clearbrook Road, Elmsford, NY 10523 or contacting BioScrip, Inc. Attn: General Counsel at 914-460-1638. Participants in the Solicitation BioScrip and its officers and directors may be deemed to be participants in the solicitation of proxies from BioScrip’s stockholders with respect to the issuance of stock in connection with the proposed transaction. Information about BioScrip’s executive officers and directors and their ownership of BioScrip’s stock is set forth in the proxy statement for BioScrip’s 2009 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2009. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of BioScrip and its respective executive officers and directors in the proposed transaction by reading the preliminary and definitive proxy statements regarding the issuance of stock in connection with the proposed transaction, which will be filed with the SEC. 2

Agenda Introductions Who is BioScrip... Goals / Strategy Why CHS — Why now? Our service model What to expect 3

Who we are... Leading national pharmaceutical Proprietary data system, based distributor and largest independent on the latest technology, with specialty pharmacy in the nation. capability for integrated and collaborative patient data 20+ year history in providing operations innovative pharmaceutical distribution solutions for managed 900 FTE’s including Pharmacists, care, pharma, government, and Nurses, and experienced physician stakeholders technicians National, regional, and community Market leader in providing service platform for supporting customized service programs complex injectables, orals, and grounded in robust clinical infused medications expertise 4

BioScrip’s broad service model... 3 Central Mail- 19 State Local 4 Specialized order Facilities coverage Infusion Pharmacies 33 Specialty 100K+ Patient 600+ Managed Care Service Centers Census Relationships 5

What are our Strategic Goals... Build clinical leadership across all service areas: infusion, oral, injectibles and nursing Expand our national footprint: high-touch/high-feel model Grow revenue, expand margins and operating income Adherence, compliance and retention model improves quality of care and controls overall medical costs and reduce hospitalizations 6

Why Critical Homecare Solutions? Why Now? 7

Rationale for the business combination: The addition of Critical Homecare Solutions... Broadens clinical services organization and expertise Enhances ability to cross-sell all services on a national basis, enabling accelerated pull-through opportunities Expands national footprint with strong regional and local management Expands overall margins through traditional higher margin therapies Provides comprehensive nursing component required to better manage the chronically ill Delivers access to additional 450 payer agreements 8

BioScrip & CHS Fully Integrated Service Model Specialty Service Specialty Pharmacy Home Infusion Pharmacy Home Nursing Center •State-of-the-art •Full-scale inventory •Full-scale medication •Skilled Nursing and pharmacy and clinical and adjunctive products and service provider other therapy services management programs to adults and pediatric •Advanced drug •Nursing care plans, patients suffering from for improved outcomes utilization review and documentation & various chronic or patient counseling reporting serious health •Enhanced PA, UM and conditions VOB methodologies •Counseling, testing and •Patient and caregiver referral, with strong training •Hospice •Direct-to-patient and linkage to community direct-to-physician medical care, treatment •Ambulatory Centers •Home Health services and prevention services (AIC’s) •Private duty nursing Inventory availability and product distribution Access to specialty trained pharmacists and nurses ilities Medication management Utilization and formulary management support Physician and patient coordination / partner collaboration Nursing and social work support services Customized care plans and clinical management rizontal Capab Home nursing services coordination Ho Pharmacy and medical claims reimbursement Compliance monitoring 9

BioScrip and CHS Pro Forma Platform BioScrip CHS BioScrip Affiliated Pharmacies 10

What to expect? Field Organization will remain intact. Business as usual... Operate locally with the same name Conshohocken will be the Infusion Services and Home Health Headquarters Benefits will remain the same through the end of 2010 Continuity of leadership and supporting functions Integration Process Objectives Best Practice Approach Limit business disruption Review Transaction Timing 11

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Functional reporting for the BioScrip and CHS Teams through the corporate structure For Example: Accounting through the CFO’s organization. 13

BioScrip, Inc. Ownership Structure Publically Traded (NASDAQ: BIOS) Corporate Headquarters 100 Clearbrook Road Elmsford, NY 10583 Infrastructure 40 wholly-owned pharmacies,17 affiliated locations Avg. 15K scripts per day Revenues $1.4B (2008) Lines of Business Specialty Pharmacy, Traditional Mail Order, Community Pharmacies, Infusion Services NASDAQ: BIOS 14